UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2011 (June 22, 2011)

ENCORE ENERGY PARTNERS LP
 (Exact name of registrant as specified in its charter)

Delaware	001-33676	20-8456807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 22, 2011 pursuant to two Purchase and Sale Agreements,(the “Purchase Agreements”), Encore Energy Partners LP (the “Company”), agreed to acquire producing oil and natural gas assets in the Permian Basin of West Texas (the “Purchased Assets”) from  a private seller (“Seller”) for $42.5 million (the “Acquisition”) and paid the Seller a non-refundable deposit of $4.25 million. This transaction has an effective date of May 1, 2011 and is expected to close on or before August 1, 2011.

The Purchased Assets have total estimated proved reserves of 2.74 million barrels of oil equivalent, of which approximately 70% are oil and natural gas liquids reserves and 100% is proved developed. At closing of the Acquisition, net production attributable to the Purchased Assets should be approximately 500 barrels of oil equivalent per day.

The parties have made customary representations, warranties, covenants and agreements in the Purchase Agreement.

The foregoing description of the Purchase Agreements is qualified in its entirety by reference to the full text of the Purchase Agreements, which are attached as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 22, 2011, the Company issued a press release announcing the execution and delivery of the Purchase Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EnerVest Institutional Fund X-A, L.P. and EnerVest Institutional Fund X-WI, L.P.

Exhibit 10.2	Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EV Properties, L.P.

Exhibit 99.1	Press Release dated June 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP
By: Encore Energy Partners GP LLC, its general partner

	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President, Chief Executive Officer and Director
June 23, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EnerVest Institutional Fund X-A, L.P. and EnerVest Institutional Fund X-WI, L.P.

Exhibit 10.2	Purchase and Sale Agreement, dated June 22, 2011 among Vanguard Permian, LLC and Encore Energy Partners Operating, LLC and EV Properties, L.P.

Exhibit 99.1	Press Release dated June 22, 2011